Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER IN ACCORDANCE WITH SECTION 906 OF THE

                               SARBANES-OXLEY ACT


     In conjunction with the annual report of Sharps Compliance Corp. (the "Company") on Form 10-KSB for the years ended June 30, 2005 and 2004, as filed with the Securities and Exchange Commission on the date hereof, I, David P. Tusa, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge that

     (3) The Form 10-KSB report for the years ended June 30, 2005 and 2004, filed with the Securities and Exchange Commission on September 14, 2005, fully complies with the requirements of Section 13 (a) or 15(d) of the Securities and Exchange Act of 1934; and

     (4) The information contained in the Form 10-KSB report for the years ended June 30, 2005 and 2004 fairly presents, in all material respects, the financial condition and results of operations of Sharps Compliance Corp.



      By:  /s/ DAVID P. TUSA


      David P. Tusa
      Executive Vice President
      Chief Financial Officer and
      Business Development



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